UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end: November 30, 2012

Date of reporting period: November 30, 2012

Item 1. Reports to Stockholders.

WBI Absolute Return Balanced Fund

WBI Absolute Return Dividend Growth Fund

Annual Report
November 30, 2012

WBI Funds

November 30, 2012

Dear Fellow Shareholder:

During the fiscal year ending November 30, 2012, assets in the WBI Absolute Return Balanced Fund increased by $39.6 million, or more than 374%.  Assets in the WBI Absolute Return Dividend Growth Fund increased by $2.3 million during the period, or nearly 31%.  We would like to express our appreciation for your continuing confidence in us, and welcome our new shareholders to the Funds.

This is the second Annual Report for the Funds, both of which have an inception date of December 29, 2010.  While the Funds are still fairly new, the investment philosophy and strategies used in their management have been developed over many years, and are based on those used for WBI separately managed accounts with investment objectives similar to those of the Funds.  The strategy on which the Balanced Fund is based has been in use for separate account clients since 1992, and Dividend Growth was first offered as a separate account investment strategy in 2008.

Investment Philosophy

The goal of the WBI Funds is to provide consistent, attractive returns with less volatility and risk to capital than traditional approaches.  We believe capital preservation is essential to providing long term portfolio growth and a consistent stream of income.  Our focus on value, dividends, and risk management has become fundamental to our investment process.

Performance Overview

During the fiscal year ended November 30, 2012, the Dividend Growth Fund No-Load Shares returned 15.16% while the Institutional Shares returned 15.75%, slightly trailing their benchmark.  The S&P 500® Total Return Index, which is the Fund’s indicated benchmark and includes the effect of dividends, returned 16.13%.  Without the effect of dividends, the S&P 500® Index returned 13.57%.

The Balanced Fund’s No-Load Shares returned 9.34% while the Institutional Shares returned 9.65%, trailing the 11.38% return of their custom benchmark.  The Fund’s custom benchmark consists of a 50%/50% allocation to Barclays Capital Government/Credit Index, which returned 6.46% during the period, and the S&P 500® Total Return Index, which gained 16.13%.

Because the strategies used in the Funds involve active management of assets with particular attributes, such as stocks that pay dividends or those that have certain value characteristics, no widely recognized benchmark is likely to be representative of the performance of either Fund.  For example, the Funds may hold stocks of small, mid-sized and large companies headquartered either in the U.S. or abroad; the S&P 500® Index is comprised of large-capitalization U.S.

WBI Funds

domiciled stocks.  While the Funds focus on dividend-paying stocks, approximately 20% of the securities in the S&P 500® Index do not pay a dividend.  Each Fund uses strategies intended to mitigate volatility and protect capital, and as a result the Funds will often have an allocation to cash equivalents.  Therefore, while each Fund’s performance includes the effect of an investment in cash equivalents, stock and bond market index returns do not.  In falling markets, an allocation to cash may contribute to performance that is superior to a market index, but in rising markets, holding cash may cause performance relative to that same index to trail.

Despite their limitations in assessing the performance of the Funds, however, popular indices can provide some context for understanding how market conditions affected Fund performance during the year.  For the Balanced Fund, a custom benchmark consisting of a 50%/50% allocation to the S&P 500® Total Return Index and Barclays Capital Government/Credit Index is shown because it combines a familiar U.S. equity market index with a U.S. Bond Index, and the Balanced Fund generally includes a material exposure to both U.S. equities and fixed income investments.  For the Dividend Growth Fund, the S&P 500® Total Return Index is shown as a benchmark because it is a familiar U.S. equity market index that includes the effect of dividends, and the Dividend Growth Fund generally includes a material exposure to U.S. dividend-paying equities.  However, neither benchmark is, nor is likely to become, representative of past or expected Fund holdings or performance.  The benchmark indices are unmanaged and may not be invested in directly, and their performance does not include the deduction of transaction and operational expenses, or the deduction of an investment management fee, which would likely alter their indicated historical results.

Review of Fund Trading Activity

The Funds seek to provide absolute returns, regardless of the performance of the overall markets.  The stock selection process uses quantitative computer screening of fundamental information to evaluate domestic and foreign equity securities in an attempt to find the best value and dividend opportunities worldwide.  Once candidates are identified, an overlay of technical analysis confirms timeliness of security purchases using a combination of price regression and momentum factors.  Each Fund’s buy discipline systematically adds qualifying securities within its target allocation using available cash.

Once a security is purchased, a strict sell discipline with a dynamic stop loss and goal setting process attempts to control the effects of the volatility of each invested position on the Fund’s value.  If a security stays within its acceptable price channel, it remains in the Fund’s portfolio.  If the security moves outside the acceptable price channel, a stop is triggered and the Fund will sell the

WBI Funds

security.  This results in a responsive process that actively adjusts the Fund’s allocation by causing it to become more fully invested or by raising cash with the intention of protecting capital.

As per each Fund’s disciplined investment process, trailing stops were implemented for all equity candidates purchased during the year.  Because the future is unknowable, our process requires each stop loss trigger to be honored to help prevent the catastrophic losses of capital that could otherwise result from continuing to hold falling securities through declines of indeterminate depth and duration.  For the same reason, as the screening process generates lists of attractive securities that have begun moving higher, they must be purchased with available cash.  The appearance of qualifying stock candidates in the screen results must be respected as a possible indication of the start of a durable market advance.

Balanced Fund
The Balanced Fund’s security selection process has continued to uncover what we believe to be very attractive investment opportunities.  As of November 30, 2012, the Balanced Fund held 49 securities in addition to a position in a money market fund which served as a cash equivalent.  Forty two of these positions had unrealized gains of between 0.2% and 19.7%, while seven had unrealized losses ranging from -0.7% to -7.6%.  The aggregate unrealized gain amounted to 1.7% of the Fund’s value.  Examples of securities that made positive contributions to the Fund’s performance during the fiscal year include Seagate Technology PLC, JPMorgan Chase & Co., Illinois Tool Works Inc., Bank of New York Mellon Corp., and Safeway Inc.  Examples of securities that detracted from the Fund’s performance during the fiscal year include Las Vegas Sands Corp., Norfolk Southern Corp., W&T Offshore Inc., Coach Inc., and Caterpillar Inc.

The stock market volatility that had been prevalent over the past several years continued during this fiscal year as well, bringing with it process driven turnover in a number of the Fund’s holdings.  High portfolio turnover has the potential to result in the realization and distribution to shareholders of higher capital gains.  If Fund shares are held in a taxable account, this may increase your tax liability.  To the extent portfolio turnover increases transaction costs, it may also reduce Fund performance.  Of course, selling a security in a timely fashion may also improve performance if a subsequent loss is avoided that exceeds the cost of executing the sale.

Dividend Growth Fund
The security selection process also continues to uncover what we believe to be very attractive investment opportunities for the Dividend Growth Fund.  As of the date of this report, the Dividend Growth Fund held 34 securities in addition to a position in a money market fund which served as a cash equivalent.  Twenty

WBI Funds

five of these positions had unrealized gains of between 0.2% and 52.5%, while nine had unrealized losses ranging from -0.3% to -3.0%.  The aggregate unrealized gain amounted to 7.1% of the Fund’s value.  Examples of securities that contributed to the Fund’s performance during the fiscal year include Lowe’s Companies Inc., Starbucks Corp., The Valspar Corp., Seagate Technology PLC, and Sturm, Ruger & Company, Inc.  Examples of securities that detracted from the Fund’s performance during the fiscal year include T. Rowe Price Group Inc., Murphy Oil Corp., Foot Locker Inc., Interpublic Group, and Hasbro Inc.

The market’s volatility also affected the trading activity of the Dividend Growth Fund.  As discussed above, high portfolio turnover has the potential to result in the realization and distribution to shareholders of higher capital gains.  If Fund shares are held in a taxable account, this may increase your tax liability.  To the extent portfolio turnover increases transaction costs, it may also reduce Fund performance.  Of course, selling a security in a timely fashion may also improve performance if a subsequent loss is avoided that exceeds the cost of executing the sale.

Market Commentary

Really?
If someone asked you to guess how the stock market has done over the last four years, what do you think you would say? Do you have the sense that it has been flat? Down a little? Down a lot?

As measured by the S&P 500® Index, stocks were up 26.5% in 2009, up 15.1% in 2010, up 2.1% in 2011, and as of November 30, up 12.6% in 2012.

In fact, since hitting its low in March 2009, the S&P 500® Index has more than doubled from 683 to 1416 – a gain of 107%!  With such impressive results, shouldn’t investors be feeling better about stocks? Judging by our observation of their behavior, however, many investors’ impressions of stock market performance is at odds with what’s actually happened over the last few years.  We don’t pretend we can read investors’ minds, but here are a few guesses about why this may be the case:

✓	Volatility

Stocks have a history of volatility, but the level of volatility they have shown recently is unlike anything we’ve seen in the last 25 years.  Chart 1 highlights just how dramatic the change has been.  Using up and down volume as the measure of volatility, the chart shows a bar above the center line for any week that included at least one day in which the New York Stock Exchange up volume was at least nine times that day’s down volume.  A bar below the center line shows weeks with nine to one down

WBI Funds

volume.  These kinds of lopsided volume days have historically been fairly rare, showing up a few times a year; or in some years not occurring at all.  They have become much more frequent recently however, often occurring in consecutive weeks.  In fact, there have been numerous instances of more than one such day occurring during a single week, and in the last four years there have been 20 times when there have been both up and down extreme volume days within the same week.  Volatility can lead to uncertainty, and extreme volatility can shatter investor confidence.

✓	Mama Bear, Papa Bear, and Baby Bear
The stock market may have gone up over the past few years, but it certainly hasn’t gone up in a straight line.  During 2010, the S&P 500® Index took a 16% tumble, it had a 19% fall during 2011, and in 2012 it stumbled by 10%.  While it recovered from each of those drops, the annual parade of bears has been disconcerting to say the least, and any one of them could have frightened away a lot of investors.  After all, the mauling by the big bear decline from October 2007 to March 2009 is still recent history.  The S&P 500® Index plunged nearly 50% during that stretch, and probably left deep scars on many portfolios.  Even long term investors may finally be running out of patience.  Despite its rally over the past few years, as of November 30, the S&P 500® Index remains more than 7% below where it stood in March 2000 – nearly 13 years ago.

✓	Nobody Home
Even if stocks have come around time and again to deliver some attractive gains, a lot of people are out of the market – and are no longer there to

WBI Funds

collect them.  According to information from the Investment Company Institute (Chart 2), mutual fund investors continue to pull money out of equity funds by the billions even as stocks have risen.  The pace of withdrawals shows no signs of abating.  Investors withdrew $6.5 billion in June, $9.4 billion in July, $19 billion in August, $24 billion in September, $16 billion in October, and $23 billion in November.

Hockey legend Wayne Gretzky is reported to have said that you miss 100% of the shots you don’t take.  In the face of heightened volatility and a succession of market tumbles, stocks are increasingly being put on ice, and investors are turning to bonds, CDs, Money Markets – anything but stocks – to aim for their goals.  For those investors who no longer own stocks, the market’s big rally might just as well not have happened.  Any shot they might have had at potential stock market gains took place in a game they’re just not playing anymore – and may not even still be watching.

✓	Bad News
The good news about stocks may have escaped attention, but it’s been hard to ignore the litany of bad news that has been front and center for what seems like a very long time.  Collapsing home prices, recession, unemployment, a meltdown in Europe, a tsunami in Japan, a stalemate in Washington, the wars in Iraq and Afghanistan, nuclear ambitions in Iran, and the recent specter of the U.S. economy plunging over the edge of a “fiscal cliff” – there have been more than enough worries to keep investors on edge.

WBI Funds

Really.
The risks we face are real, and the concerns they raise are legitimate.  If history is any guide there will probably always be a steady supply of challenges to face.  But history also gives us many examples of people rising to face those challenges and triumphing over adversity.

❖	Good News
Unemployment is still disturbingly high, but the good news is that since it peaked at 10% in October 2009 the trend has shown steady improvement.  The Bureau of Labor Statistics reports the unemployment rate at 7.8% in November, the lowest it’s been since January 2009 (Chart 3).

Collapsing home prices in the U.S. marked the start of the worst global financial crisis since the Great Depression.  Recent news from the housing front, including the S&P Case-Shiller 20 City Home Price Composite, offer hope that home prices may have finally found a bottom (Chart 4).  Even a modest improvement in the value of people’s homes could give consumer confidence a boost that ripples through the entire economy.

❖	The End of a Long Journey
Our research has shown that markets tend to go through long periods that alternate between outperformance and underperformance.  Since 1900, the

WBI Funds

strong periods have gone on for 19 years on average and been followed by periods of weakness that lasted from 13 to 16 years.  It’s probably fair to say that the end of the 1990s also marked the end of the last period of market outperformance.  If so, and if the pattern holds, then the 13 years we’ve just traveled through could turn out to be the longest stretch of a difficult trip that is already mostly behind us.  One of the classic signs that a bear market has finally run its course is that investors have finally given up and moved on.  The flow of cash out of equity funds suggests we may be passing that particular signpost sooner rather than later.

❖	The Bear Moves on
A stock is more than simply a kind of financial instrument.  A share of stock represents an ownership interest in a business, and businesses in America have been posting record profits.  Since the beginning of 2009, corporate profits have shown quarter over quarter growth in 12 of the last 15 quarters (Source: U.S. Department of Commerce Bureau of Economic Analysis).  If this trend continues, investors may begin to reconsider the attractiveness of stocks relative to their other investment alternatives.  According to Bankrate.com, the recent national average rate on a 1-year CD was just 0.29%.  At the end of November, the yield on a 6 month T-Bill was 0.13%, and a 10 year Treasury Note yielded 1.62%.  With an inflation rate of around 2% per year, investors in these “safe” investments are assured of losing ground to rising prices.

A lot of the money that’s gone out of stocks has been going into bonds.  And why not? Falling interest rates drive bond prices higher, and interest rates have generally been falling since the bull market in bonds began in 1981.  The recession, demand from investors fleeing stocks (or Euros), and intervention from the Federal Reserve have helped push rates to today’s historic lows, and the Fed has made it clear that it plans to do what it can to keep rates low until the economy revives.

If the economy does revive (and we believe it will), interest rates should start moving higher – and bond prices should start moving lower.  How will investors react if they start losing money in their bond portfolios while the economy rebounds? Will cash start flowing back toward stocks?  If the bear develops a taste for bonds, we may find out.

❖	Volatility?
As much as investors seem to dislike volatility, it’s probably not going away anytime soon.  If recent events have shown us anything, it’s that the world is a very complex and increasingly interconnected place.  A change in housing prices in the U.S. can affect economic growth in China.  Budget

WBI Funds

problems in Greece can spread a banking crisis through Europe and roil stock prices in the U.S. But volatility isn’t always a bad thing.  After all, the stock market volatility of the last few years – disconcerting though it may have been – brought with it a doubling of the S&P 500® Index.

The Bottom Line

We believe that the appropriate approach to investing in a volatile world is one that’s responsive to continually changing conditions and opportunities.  We think that process should be focused on managing risk as well as on pursuing return.  It should be disciplined and have a track record that spans both good times and bad.  In short, our opinion is that it should be just like the process we have used for our investment management clients for the last 20 years – and continue to use to manage the Funds today.

Sincerely,

Gary E. Stroik	Don Schreiber, Jr.
Co-Portfolio Manager	Co-Portfolio Manager
Vice President & Chief Investment Officer	Founder & CEO

Past performance is not a guarantee of future results.

Opinions expressed are subject to change, are not guaranteed, and should not be construed as recommendations or investment advice.

Mutual fund investing involves risk.  Principal loss is possible.  The Funds invest in emerging market and foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods.  These risks can be greater in emerging markets.  The Funds invest in smaller and medium sized companies, which involve additional risks such as limited liquidity and greater volatility.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities.  Investments in mortgage-backed securities may involve additional risks, such as credit risk, prepayment risk, possible illiquidity and default, and susceptibility to adverse economic developments.  Because the Funds invest in ETFs, they are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares.  The Funds may invest in ETN’s which are subject to the credit risk of the issuer.  Additional risks include volatility, lack of liquidity, and sensitivity to currencies, commodities markets, and interest rate changes.  The funds may invest in MLP’s which are subject certain risks inherent in the structure of MLPs, including complex tax

WBI Funds

structure risks, the limited ability for election or removal of management, limited voting rights, potential dependence on parent companies or sponsors for revenues to satisfy obligations, and potential conflicts of interest between partners, members and affiliates.  The funds may also use options and future contracts, which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates.  The investment in options is not suitable for all investors.  Investments in absolute return strategies are not intended to outperform stocks and bonds during strong market rallies.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.  For a complete list of fund holdings please refer to the Schedule of Investments in this report.

While the funds are no-load, management fees and other expenses will apply.  Please refer to the prospectus for additional information.

A stop loss order directs a brokerage firm to sell the specified security at the prevailing market price should that security’s price fall to or below a stipulated price.  A stop limit order directs a brokerage firm to sell the specified security should that security’s price fall to or below a stipulated price, but only if the transaction can be executed at or above the limit price given as part of the order.  The Funds use WBI’s proprietary Dynamic Trailing Stop/Loss System (DTSTM), which is designed to help control the risk to invested capital when investing in volatile securities and markets.  The DTSTM is not a stop loss order or stop limit order placed with a brokerage firm, but an internal process for monitoring price movements.  While the DTSTM may be used to initiate the process for selling a security, it does not assure that a particular execution price will be received.

The S&P 500® Index is a capitalization weighted index of 500 large capitalization stocks which is designed to measure broad domestic securities markets.  The S&P 500® Total Return Index includes the performance effect of the dividends paid by the companies in the S&P 500® Index.  The Barclays Capital Government/Credit Bond Index measures the performance of U.S. Dollar denominated U.S. Treasuries, government-related and investment grade U.S. corporate securities that have a remaining maturity of greater than one year.  Blended Index is a 50% S&P 500® & 50% Barclays Capital Government/Credit Blend.  One cannot invest directly in an index.

An investment in money market funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.  Although these funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and is not exhaustive.  Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation.  Neither the Fund nor any of its representatives may give legal or tax advice.

Must be preceded or accompanied by a prospectus.

WBI Funds are distributed by Quasar Distributors, LLC.

(This Page Intentionally Left Blank.)

WBI ABSOLUTE RETURN BALANCED FUND

Comparison of the change in value of a hypothetical $250,000 investment in the WBI Absolute Return Balanced Fund - Institutional Shares vs. the
S&P 500® Index and the Barclays Capital Government/Credit Bond Index.

Average Annual Total Return:
	One	Since
	Year	Inception1
WBI Absolute Return Balanced Fund - Institutional Shares	9.65%	4.09%
WBI Absolute Return Balanced Fund - No Load Shares	9.34%	3.83%
S&P 500® Index	16.13%	8.61%
Barclays Capital Government/Credit Bond Index	6.46%	7.35%
50% S&P 500® Index/50% Barclays Capital
Government/Credit Bond Index Blend	11.38%	8.26%

Total Annual Fund Operating Expenses: 5.88% (Institutional Shares);
6.74% (No Load Shares)

Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling (855) 924-3863.

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares.  Indices do not incur expenses and are not available for investment.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

The Barclays Capital U.S. Government/Credit Bond Index measures performance of U.S. dollar denominated U.S. Treasuries, government-related, and investment grade U.S. corporate securities.  To be included in the index, the securities must have a remaining maturity greater than or equal to 1 year, have $250 million or more of outstanding face value, and must be fixed rate and non-convertible.

¹	The Fund commenced operations on December 29, 2010.

WBI ABSOLUTE RETURN DIVIDEND GROWTH FUND

Comparison of the change in value of a hypothetical $250,000 investment in the
WBI Absolute Return Dividend Growth Fund - Institutional Shares vs. the S&P 500® Index

Average Annual Total Return:
	One	Since
	Year	Inception1
WBI Absolute Return Dividend Growth Fund - Institutional Shares	15.75%	5.07%
WBI Absolute Return Dividend Growth Fund - No Load Shares	15.16%	4.79%
S&P 500® Index	16.13%	8.61%

Total Annual Fund Operating Expenses: 2.95% (Institutional Shares);
4.59% (No Load Shares)

Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling (855) 924-3863.

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares.  Indices do not incur expenses and are not available for investment.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

¹	The Fund commenced operations on December 29, 2010.

WBI Funds

EXPENSE EXAMPLE – November 30, 2012 (Unaudited)

Generally, shareholders of mutual funds incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested in the No Load Shares and the Institutional Shares of each Fund at the beginning of the period and held for the entire period (6/1/12– 11/30/12).

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses, with actual net expenses being limited to 2.00% and 1.75% per the operating expenses limitation agreement for the No Load Shares and the Institutional Shares, respectively, of each Fund.  Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  To the extent the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  The Example below includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees.  You may use the information in the first line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the tables are

WBI Funds

EXPENSE EXAMPLE – November 30, 2012 (Unaudited), Continued

meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these costs were included, your transaction costs would have been higher.

WBI Absolute Return Balanced Fund – No Load Shares

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/12	11/30/12	6/1/12 – 11/30/12*
Actual	$1,000.00	$1,046.50	$10.23
Hypothetical
(5% return before expenses)	$1,000.00	$1,015.00	$10.08

*
Expenses are equal to the Fund’s annualized expense ratio of 2.00%, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) divided by 366 days to reflect the one-half year expense.

WBI Absolute Return Balanced Fund – Institutional Shares

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/12	11/30/12	6/1/12 – 11/30/12*
Actual	$1,000.00	$1,049.30	$8.97
Hypothetical
(5% return before expenses)	$1,000.00	$1,016.25	$8.82

*
Expenses are equal to the Fund’s annualized expense ratio of 1.75%, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) divided by 366 days to reflect the one-half year expense.

WBI Absolute Return Dividend Growth Fund – No Load Shares

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/12	11/30/12	6/1/12 – 11/30/12*
Actual	$1,000.00	$1,123.10	$10.62
Hypothetical
(5% return before expenses)	$1,000.00	$1,015.00	$10.08

*
Expenses are equal to the Fund’s annualized expense ratio of 2.00%, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) divided by 366 days to reflect the one-half year expense.

WBI Funds

EXPENSE EXAMPLE – November 30, 2012 (Unaudited), Continued

WBI Absolute Return Dividend Growth Fund – Institutional Shares

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/12	11/30/12	6/1/12 – 11/30/12*
Actual	$1,000.00	$1,127.40	$9.31
Hypothetical
(5% return before expenses)	$1,000.00	$1,016.25	$8.82

*
Expenses are equal to the Fund’s annualized expense ratio of 1.75%, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) divided by 366 days to reflect the one-half year expense.

WBI Funds

SECTOR ALLOCATION OF PORTFOLIO ASSETS – November 30, 2012 (Unaudited)

WBI Absolute Return Balanced Fund

SECTOR ALLOCATION OF PORTFOLIO ASSETS –  November 30, 2012 (Unaudited)

WBI Absolute Return Dividend Growth Fund

Percentages represent market value as a percentage of total investments.

WBI Absolute Return Balanced Fund

SCHEDULE OF INVESTMENTS at November 30, 2012

Shares	COMMON STOCKS - 12.51%	Value

	Beverage Manufacturing - 0.99%
12,988	Molson Coors Brewing Co. - Class B	$538,483

	Credit Intermediation and
	Related Activities - 1.65%
10,793	Toronto-Dominion Bank (a)	896,682

	Food and Beverage Stores - 2.29%
72,802	Safeway, Inc.	1,245,642

	Management of Companies
	and Enterprises - 1.57%
138,909	Huntington Bancshares, Inc.	854,290

	Miscellaneous Manufacturing - 1.48%
10,196	Rockwell Automation, Inc.	807,931

	Rental and Leasing Services - 1.15%
13,280	Ryder Systems, Inc.	625,090

	Securities, Commodity Contracts, and
	Other Financial Investments and
	Related Activities - 3.38%
52,039	Invesco Limited (a)	1,300,455
16,699	Waddell & Reed Financial, Inc. - Class A	542,550
		1,843,005

	TOTAL COMMON STOCKS
	(Cost $6,349,148)	6,811,123

	EXCHANGE-TRADED FUNDS - 28.75%

27,288	iShares Barclays 7-10 Year
	Treasury Bond Fund	2,968,934
18,424	iShares Barclays 20+ Year
	Treasury Bond Fund	2,299,131
50,531	iShares Floating Rate Note ETF	2,552,321
21,267	iShares iBoxx $ Investment Grade
	Corporate Bond Fund	2,597,339
77,703	iShares S&P U.S. Preferred Stock
	Index Fund	3,101,904
36,397	SPDR S&P Dividend ETF	2,127,041
	TOTAL EXCHANGE-TRADED FUNDS
	(Cost $15,374,416)	15,646,670

The accompanying notes are an integral part of these financial statements.

WBI Absolute Return Balanced Fund

SCHEDULE OF INVESTMENTS at November 30, 2012, Continued

Principal
Amount	CORPORATE BONDS - 17.92%	Value

	Aerospace Product and
	Parts Manufacturing - 0.75%
	Lockheed Martin Corp.
$356,000	4.25%, 11/15/2019	$405,950

	Agencies, Brokerages, and Other
	Insurance Related Activities - 0.28%
	Aon PLC
142,000	3.50%, 9/30/2015	150,145

	Beverage Manufacturing - 0.28%
	Anheuser-Busch Cos. LLC
135,000	4.50%, 4/1/2018	154,465

	Building Equipment Contractors - 0.65%
	Omnicom Group, Inc.
320,000	4.45%, 8/15/2020	356,520

	Communications Equipment
	Manufacturing - 0.18%
	Harris Corp.
90,000	5.00%, 10/1/2015	99,337

	Computer and Peripheral
	Equipment Manufacturing - 1.50%
	Dell, Inc.
400,000	4.625%, 4/1/2021	429,806
	Hewlett-Packard Co.
407,000	4.30%, 6/1/2021	384,493
		814,299

	Depository Credit Intermediation - 1.52%
	Bank of America Corp.
440,000	5.00%, 5/13/2021	505,488
	Citigroup, Inc.
164,000	5.125%, 5/5/2014	173,121
	Wells Fargo & Co.
136,000	5.00%, 11/15/2014	146,408
		825,017

	Electric Power Generation, Transmission
	and Distribution - 1.09%
	Exelon Generation Co. LLC
135,000	5.20%, 10/1/2019	155,613

The accompanying notes are an integral part of these financial statements.

WBI Absolute Return Balanced Fund

SCHEDULE OF INVESTMENTS at November 30, 2012, Continued

Principal
Amount		Value

	Electric Power Generation, Transmission
	and Distribution - 1.09%, Continued
	PSEG Power, LLC
$400,000	4.15%, 9/15/2021	$437,483
		593,096

	Health and Personal Care Stores - 0.29%
	Express Scripts, Inc.
148,000	3.125%, 5/15/2016	156,719

	Insurance Carriers - 1.15%
	Cigna Corp.
140,000	8.30%, 1/15/2033	179,041
	Wellpoint, Inc.
440,000	3.125%, 5/15/2022	448,817
		627,858

	Investigation and Security Services - 0.03%
	Tyco International Finance
15,000	3.375%, 10/15/2015	15,960

	Management of Companies
	and Enterprises - 0.96%
	JPMorgan Chase & Co.
500,000	2.60%, 1/15/2016	520,874

	Medical and Diagnostic Laboratories - 0.33%
	Laboratory Corporation of America Holdings
170,000	3.75%, 8/23/2022	181,436

	Medical Equipment and
	Supplies Manufacturing - 0.19%
	Zimmer Holdings, Inc.
90,000	4.625%, 11/30/2019	103,239

	Motion Picture and Video Industries - 1.19%
	Time Warner, Inc.
273,000	4.00%, 1/15/2022	299,616
	Viacom, Inc.
322,000	3.50%, 4/1/2017	349,582
		649,198

The accompanying notes are an integral part of these financial statements.

WBI Absolute Return Balanced Fund

SCHEDULE OF INVESTMENTS at November 30, 2012, Continued

Principal
Amount		Value

	Newspaper, Periodical, Book,
	and Directory Publishers - 0.39%
	Thomson Reuters Corp.
$193,000	3.95%, 9/30/2021	$213,716

	Non-Depository Credit Intermediation - 1.25%
	American Express Credit
380,000	2.80%, 9/19/2016	404,226
	General Electric Capital Corp.
15,000	5.55%, 10/15/2020	17,307
230,000	5.15%, 6/15/2023	256,500
		678,033

	Nonmetallic Mineral Mining
	and Quarrying - 0.31%
	Potash Corporation of Saskatchewan, Inc.
152,000	3.25%, 12/1/2017	166,442

	Pharmaceutical and Medicine
	Manufacturing - 1.53%
	Amgen, Inc.
406,000	2.125%, 5/15/2017	421,525
	Celgene Corp.
400,000	3.25%, 8/15/2022	411,711
		833,236

	Pipeline Transportation of Natural Gas - 0.33%
	Kinder Morgan Energy Partners
165,000	4.15%, 3/1/2022	178,117

	Securities and Commodity Contracts
	Intermediation and Brokerage - 1.61%
	Goldman Sachs Group, Inc.
500,000	3.625%, 2/7/2016	530,262
	Prudential Financial, Inc.
328,000	3.00%, 5/12/2016	348,179
		878,441

	Software Publishers - 0.57%
	BMC Software, Inc.
315,000	4.25%, 2/15/2022	313,065

The accompanying notes are an integral part of these financial statements.

WBI Absolute Return Balanced Fund

SCHEDULE OF INVESTMENTS at November 30, 2012, Continued

Principal
Amount		Value

	Traveler Accommodation - 0.60%
	Marriott International, Inc.
$320,000	3.25%, 9/15/2022	$324,432

	Wired Telecommunications Carriers - 0.94%
	AT&T, Inc.
336,000	4.45%, 5/15/2021	392,248
	BellSouth Telecommunications, Inc.
100,000	6.375%, 6/1/2028	120,814
		513,062

	TOTAL CORPORATE BONDS
	(Cost $9,563,331)	9,752,657

Shares	SHORT-TERM INVESTMENTS - 43.51%

23,678,862	Invesco STIT-Treasury Portfolio -
	Institutional Class, 0.02% (b)	23,678,862
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $23,678,862)	23,678,862
	TOTAL INVESTMENTS IN SECURITIES
	(Cost $54,965,757) - 102.69%	55,889,312
	Liabilities in Excess of
	Other Assets - (2.69)%	(1,462,038)
	NET ASSETS - 100.00%	$54,427,274

ETF - Exchange-Traded Fund
(a)	U.S. traded security of a foreign issuer.
(b)	Rate shown is the 7-day yield as of November 30, 2012.

The accompanying notes are an integral part of these financial statements.

WBI Absolute Return Dividend Growth Fund

SCHEDULE OF INVESTMENTS at November 30, 2012
Shares	COMMON STOCKS - 81.73%	Value

	Amusement, Gambling, and
	Recreation Industries - 2.71%
15,248	Las Vegas Sands Corp.	$711,319

	Clothing and Clothing
	Accessories Stores - 4.03%
22,462	Foot Locker, Inc.	805,038
7,778	Men’s Wearhouse, Inc.	252,318
		1,057,356

	Computer and Electronic
	Product Manufacturing - 8.15%
59,738	Cisco Systems, Inc.	1,129,645
15,830	QUALCOMM, Inc.	1,007,105
		2,136,750

	Chemical Manufacturing - 1.17%
4,011	CARBO Ceramics, Inc.	307,122

	Credit Intermediation and
	Related Activities - 10.86%
47,836	Bank Of New York Mellon Corp.	1,145,194
23,120	F.N.B. Corp.	249,696
29,130	JPMorgan Chase & Co.	1,196,660
12,207	Webster Financial Corp.	254,150
		2,845,700

	Electrical Equipment, Appliance, and
	Component Manufacturing - 2.69%
14,057	Emerson Electric Co.	706,083

	Fabricated Metal Product Manufacturing - 7.61%
10,467	Kaydon Corp.	241,055
12,693	Parker Hannifin Corp.	1,042,730
12,139	Sturm Ruger & Co, Inc.	711,224
		1,995,009

	Food and Beverage Stores - 4.15%
63,549	Safeway, Inc.	1,087,323

	Food Services and Drinking Places - 0.99%
5,591	Tim Hortons, Inc. (a)	258,975

The accompanying notes are an integral part of these financial statements.

WBI Absolute Return Dividend Growth Fund

SCHEDULE OF INVESTMENTS at November 30, 2012, Continued

Shares		Value

	Machinery Manufacturing - 8.25%
3,240	Caterpillar, Inc.	$276,177
13,415	Deere & Co.	1,127,531
19,923	Kennametal, Inc.	759,465
		2,163,173

	Management of Companies
	and Enterprises - 3.54%
18,576	Associated Banc-Corp.	238,702
112,161	Huntington Bancshares, Inc.	689,790
		928,492

	Merchant Wholesalers,
	Nondurable Goods - 3.21%
18,516	Nu Skin Enterprises, Inc. - Class A	840,626

	Miscellaneous Manufacturing - 5.90%
18,530	Coach, Inc.	1,071,775
6,006	Rockwell Automation, Inc.	475,916
		1,547,691

	Motion Picture and Sound
	Recording Industries - 2.16%
20,772	Cinemark Holdings, Inc.	564,999

	Oil and Gas Extraction - 2.26%
17,746	Cenovus Energy, Inc. (a)	591,829

	Petroleum and Coal Products
	Manufacturing - 8.27%
24,858	HollyFrontier Corp.	1,126,813
15,555	Royal Dutch Shell PLC - ADR	1,041,719
		2,168,532

	Professional, Scientific, and
	Technical Services - 1.01%
6,160	Corporate Executive Board Co.	263,648

	Rail Transportation - 1.75%
3,742	Union Pacific Corp.	459,443

The accompanying notes are an integral part of these financial statements.

WBI Absolute Return Dividend Growth Fund

SCHEDULE OF INVESTMENTS at November 30, 2012, Continued

Shares		Value

	Securities, Commodity Contracts, and Other
	Financial Investments and
	Related Activities - 3.02%
8,948	Cohen & Steers, Inc.	$255,734
10,783	Invesco Limited (a)	269,467
8,630	MarketAxess Holdings, Inc.	266,322
		791,523

	TOTAL COMMON STOCKS
	(Cost $19,679,222)	21,425,593

	EXCHANGE-TRADED FUNDS - 5.00%

9,220	SPDR S&P 500 ETF Trust	1,309,793

	TOTAL EXCHANGE-TRADED FUNDS
	(Cost $1,308,512)	1,309,793

	SHORT-TERM INVESTMENTS - 21.04%

5,517,181	Invesco STIT-Treasury Portfolio -
	Institutional Class, 0.02% (b)	5,517,181

	TOTAL SHORT-TERM INVESTMENTS
	(Cost $5,517,181)	5,517,181

	TOTAL INVESTMENTS IN SECURITIES
	(Cost $26,504,915) - 107.77%	28,252,567
	Liabilities in Excess
	of Other Assets - (7.77)%	(2,035,924)
	NET ASSETS - 100.00%	$26,216,643

ADR American Depositary Receipt
(a)	U.S. traded security of a foreign issuer.
(b)	Rate shown is the 7-day yield as of November 30, 2012.

The accompanying notes are an integral part of these financial statements.

WBI Funds

STATEMENTS OF ASSETS AND LIABILITIES at November 30, 2012

	WBI Absolute	WBI Absolute
	Return	Return
	Balanced	Dividend
	Fund	Growth Fund
ASSETS
Investments in securities, at value
(identified cost $54,965,757
and $26,504,915, respectively)	$55,889,312	$28,252,567
Receivables
Fund shares sold	1,196,042	3,053
Dividends and interest	129,375	66,371
Prepaid expenses	18,988	21,843
Total assets	57,233,717	28,343,834

LIABILITIES
Payables
Investment securities purchased	2,647,190	2,030,810
Advisory fees	53,420	17,065
Fund shares redeemed	44,295	27
Audit fees	19,000	19,000
Administration and fund accounting fees	15,965	15,570
12b-1 fees	9,160	11,061
Transfer agent fees and expenses	7,976	9,371
Shareholder servicing fees	4,837	16,819
Shareholder reporting	1,836	3,371
Chief Compliance Officer fee	1,500	1,500
Legal fees	594	1,372
Custody fees	495	895
Accrued expenses	175	330
Total liabilities	2,806,443	2,127,191
NET ASSETS	$54,427,274	$26,216,643

The accompanying notes are an integral part of these financial statements.

WBI Funds

STATEMENTS OF ASSETS AND LIABILITIES at November 30, 2012, Continued

	WBI Absolute	WBI Absolute
	Return	Return
	Balanced	Dividend
	Fund	Growth Fund
CALCULATION OF NET ASSET
VALUE PER SHARE
No Load Shares
Net assets applicable to shares outstanding	$20,825,637	$12,866,137
Shares issued and outstanding [unlimited number
of shares (par value $0.01) authorized]	1,955,008	1,184,758
Net asset value, offering and
redemption price per share	$10.65	$10.86
Institutional Shares
Net assets applicable to shares outstanding	$33,601,637	$13,350,506
Shares issued and outstanding [unlimited number
of shares (par value $0.01) authorized]	3,147,577	1,226,414
Net asset value, offering and
redemption price per share	$10.68	$10.89
COMPONENTS OF NET ASSETS
Paid-in capital	$52,993,767	$25,421,909
Undistributed net investment income	59,191	60,018
Accumulated net realized gain/(loss)
on investments	450,761	(1,012,936)
Net unrealized appreciation on investments	923,555	1,747,652
Net assets	$54,427,274	$26,216,643

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

WBI Funds

STATEMENTS OF OPERATIONS For the year ended November 30, 2012

	WBI Absolute	WBI Absolute
	Return	Return
	Balanced	Dividend
	Fund	Growth Fund
INVESTMENT INCOME
Income
Dividends (Net of foreign taxes withheld
of $5,816 and $14,846, respectively)	$595,681	$670,084
Interest	169,533	941
Total investment income	765,214	671,025
Expenses
Advisory fees (Note 4)	282,785	262,478
Administration and fund
accounting fees (Note 4)	96,543	93,321
Transfer agent fees and expenses (Note 4)	52,521	56,324
Registration fees	34,949	32,879
Distribution fees - No Load Shares (Note 5)	26,696	24,176
Shareholder servicing fees -
Institutional Shares (Note 6)	16,008	—
Shareholder servicing fees -
No Load Shares (Note 6)	10,458	11,972
Audit fees	19,000	19,000
Chief Compliance Officer fee (Note 4)	9,116	9,117
Custody fees (Note 4)	7,136	6,055
Legal fees	6,895	8,825
Trustee fees	6,115	6,398
Reports to shareholders	2,820	6,760
Insurance expense	2,435	2,572
Tax Expense	1,313	2,569
Other expenses	2,571	4,751
Total expenses	577,361	547,197
Less: advisory fee waiver and
expense reimbursement (Note 4)	(55,787)	(92,504)
Net expenses	521,574	454,693
Net investment income	243,640	216,332
REALIZED AND UNREALIZED
GAIN ON INVESTMENTS
Net realized gain on investments	1,038,037	2,724,400
Net change in unrealized
appreciation on investments	655,784	454,030
Net realized and unrealized
gain on investments	1,693,821	3,178,430
Net Increase in Net Assets
Resulting from Operations	$1,937,461	$3,394,762

The accompanying notes are an integral part of these financial statements.

WBI Absolute Return Balanced Fund

STATEMENTS OF CHANGES IN NET ASSETS

		December 29, 2010*
	Year Ended	to
	November 30, 2012	November 30, 2011
INCREASE/(DECREASE) IN NET
ASSETS FROM:
OPERATIONS
Net investment income	$243,640	$42,725
Net realized gain/(loss) on investments	1,038,037	(587,117)
Net change in unrealized
appreciation on investments	655,784	267,771
Net increase/(decrease) in net assets
resulting from operations	1,937,461	(276,621)
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
No Load Shares	(76,572)	—
Institutional Shares	(151,082)	—
Total distributions to shareholders	(227,654)	—
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	41,532,898	11,461,190
Total increase in net assets	43,242,705	11,184,569
NET ASSETS
Beginning of period	11,184,569	—
End of period	$54,427,274	$11,184,569
Undistributed net investment
income at end of period	$59,191	$42,727

The accompanying notes are an integral part of these financial statements.

WBI Absolute Return Balanced Fund

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a) A summary of share transactions is as follows:
	No Load Shares		No Load Shares
			December 29, 2010*
	Year Ended		to
	November 30, 2012		November 30, 2011
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	1,737,707	$18,214,570	528,003	$5,270,319
Shares issued on
reinvestments of
distributions	6,675	68,750	—	—
Shares redeemed**	(298,824)	(3,125,867)	(18,553)	(182,478)
Net increase	1,445,558	$15,157,453	509,450	$5,087,841
** Net of redemption fees of		$1,255		$20

	Institutional Shares		Institutional Shares
			December 29, 2010*
	Year Ended		to
	November 30, 2012		November 30, 2011
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	2,862,198	$29,943,312	691,147	$7,002,893
Shares issued on
reinvestments of
distributions	8,263	85,773	—	—
Shares redeemed**	(349,670)	(3,653,640)	(64,361)	(629,544)
Net increase	2,520,791	$26,375,445	626,786	$6,373,349
** Net of redemption fees of		$2,332		$568

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

WBI Absolute Return Dividend Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS

		December 29, 2010*
	Year Ended	to
	November 30, 2012	November 30, 2011
INCREASE/(DECREASE) IN NET
ASSETS FROM:
OPERATIONS
Net investment income	$216,332	$59,560
Net realized gain/(loss) on investments	2,724,400	(3,737,134)
Net change in unrealized
appreciation on investments	454,030	1,293,622
Net increase/(decrease) in net assets
resulting from operations	3,394,762	(2,383,952)
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
No Load Shares	(62,674)	—
Institutional Shares	(153,402)	—
Total distributions to shareholders	(216,076)	—
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	2,997,086	22,424,823
Total increase in net assets	6,175,772	20,040,871
NET ASSETS
Beginning of period	20,040,871	—
End of period	$26,216,643	$20,040,871
Undistributed net investment
income at end of period	$60,018	$59,486

The accompanying notes are an integral part of these financial statements.

WBI Absolute Return Dividend Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a) A summary of share transactions is as follows:

	No Load Shares		No Load Shares
			December 29, 2010*
	Year Ended		to
	November 30, 2012		November 30, 2011
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	925,830	$9,548,415	646,691	$6,450,205
Shares issued on
reinvestments of
distributions	5,215	53,827	—	—
Shares redeemed**	(253,178)	(2,596,668)	(139,800)	(1,297,068)
Net increase	677,867	$7,005,574	506,891	$5,153,137
** Net of redemption fees of		$2,108		$5,172

	Institutional Shares		Institutional Shares
			December 29, 2010*
	Year Ended		to
	November 30, 2012		November 30, 2011
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	730,501	$7,446,093	2,347,035	$24,107,045
Shares issued on
reinvestments of
distributions	13,940	139,700	—	—
Shares redeemed**	(1,120,634)	(11,594,281)	(744,428)	(6,835,359)
Net increase/(decrease)	(376,193)	$(4,008,488)	1,602,607	$17,271,686
** Net of redemption fees of		$1,304		$2,254

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

WBI Absolute Return Balanced Fund

FINANCIAL HIGHLIGHTS – For a share outstanding throughout each period

	No Load Shares
		December 29, 2010*
	Year Ended	to
	November 30, 2012	November 30, 2011
Net asset value, beginning of period	$9.83	$10.00
Income from investment operations:
Net investment income	0.08 ^	0.08	^
Net realized and unrealized
gain/(loss) on investments	0.83	(0.25)
Total from investment operations	0.91	(0.17)
Less distributions:
From net investment income	(0.09)	—
Total distributions	(0.09)	—
Redemption fees retained	0.00 ^#	0.00	^#
Net asset value, end of period	$10.65	$9.83

Total return	9.34%	-1.70	%‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$20,826	$5,010
Ratio of expenses to average net assets (a):
Before expense reimbursement	2.21%	6.66	%†
After expense reimbursement	2.00%	2.00	%†
Ratio of net investment income/(loss)
to average net assets (b):
Before expense reimbursement	0.51%	(3.77	)%†
After expense reimbursement	0.72%	0.89	%†
Portfolio turnover rate	202.76%	225.23	%‡

*	Commencement of operations.
^	Per share numbers have been calculated using the average shares method.
#	Amount is less than $0.01.
‡	Not annualized.
†	Annualized.
(a)	Does not include expenses of the investment companies in which the Fund invests.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

WBI Absolute Return Balanced Fund

FINANCIAL HIGHLIGHTS – For a share outstanding throughout each period

	Institutional Shares
		December 29, 2010*
	Year Ended	to
	November 30, 2012	November 30, 2011
Net asset value, beginning of period	$9.85	$10.00
Income from investment operations:
Net investment income	0.10 ^	0.10	^
Net realized and unrealized
gain/(loss) on investments	0.84	(0.25)
Total from investment operations	0.94	(0.15)
Less distributions:
From net investment income	(0.11)	—
Total distributions	(0.11)	—
Redemption fees retained	0.00 ^#	0.00	^#
Net asset value, end of period	$10.68	$9.85

Total return	9.65%	-1.50	%‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$33,602	$6,174
Ratio of expenses to average net assets (a):
Before expense reimbursement	1.94%	5.80	%†
After expense reimbursement	1.75%	1.75	%†
Ratio of net investment income/(loss)
to average net assets (b):
Before expense reimbursement	0.76%	(2.97	)%†
After expense reimbursement	0.95%	1.08	%†
Portfolio turnover rate	202.76%	225.23	%‡

*	Commencement of operations.
^	Per share numbers have been calculated using the average shares method.
#	Amount is less than $0.01.
‡	Not annualized.
†	Annualized.
(a)	Does not include expenses of the investment companies in which the Fund invests.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

WBI Absolute Return Dividend Growth Fund

FINANCIAL HIGHLIGHTS – For a share outstanding throughout each period

	No Load Shares
		December 29, 2010*
	Year Ended	to
	November 30, 2012	November 30, 2011
Net asset value, beginning of period	$9.50	$10.00
Income from investment operations:
Net investment income	0.06 ^	0.03	^
Net realized and unrealized
gain/(loss) on investments	1.37	(0.55)
Total from investment operations	1.43	(0.52)
Less distributions:
From net investment income	(0.07)	—
Total distributions	(0.07)	—
Redemption fees retained	0.00 ^#	0.02	^
Net asset value, end of period	$10.86	$9.50

Total return	15.16%	-5.00	%‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$12,866	$4,815
Ratio of expenses to average net assets (a):
Before expense reimbursement	2.31%	4.56	%†
After expense reimbursement	2.00%	2.00	%†
Ratio of net investment income/(loss)
to average net assets (b):
Before expense reimbursement	0.23%	(2.20	)%†
After expense reimbursement	0.54%	0.36	%†
Portfolio turnover rate	261.95%	301.31	%‡

*	Commencement of operations.
^	Per share numbers have been calculated using the average shares method.
#	Amount is less than $0.01.
‡	Not annualized.
†	Annualized.
(a)	Does not include expenses of the investment companies in which the Fund invests.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

WBI Absolute Return Dividend Growth Fund

FINANCIAL HIGHLIGHTS – For a share outstanding throughout each period

	Institutional Shares
		December 29, 2010*
	Year Ended	to
	November 30, 2012	November 30, 2011
Net asset value, beginning of period	$9.50	$10.00
Income from investment operations:
Net investment income	0.10 ^	0.05	^
Net realized and unrealized
gain/(loss) on investments	1.39	(0.55)
Total from investment operations	1.49	(0.50)
Less distributions:
From net investment income	(0.10)	—
Total distributions	(0.10)	—
Redemption fees retained	0.00 ^#	0.00	^#
Net asset value, end of period	$10.89	$9.50

Total return	15.75%	-5.00	%‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$13,351	$15,226
Ratio of expenses to average net assets (a):
Before expense reimbursement	1.95%	2.92	%†
After expense reimbursement	1.57%	1.75	%†
Ratio of net investment income/(loss)
to average net assets (b):
Before expense reimbursement	0.61%	(0.59	)%†
After expense reimbursement	0.99%	0.58	%†
Portfolio turnover rate	261.95%	301.31	%‡

*	Commencement of operations.
^	Per share numbers have been calculated using the average shares method.
#	Amount is less than $0.01.
‡	Not annualized.
†	Annualized.
(a)	Does not include expenses of the investment companies in which the Fund invests.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

WBI Funds

NOTES TO FINANCIAL STATEMENTS at November 30, 2012

NOTE 1 – ORGANIZATION

The WBI Absolute Return Balanced Fund and the WBI Absolute Return Dividend Growth Fund (the “Funds”) are each diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company.  Each Fund offers No Load Shares and Institutional Shares.  The investment objective of the WBI Absolute Return Balanced Fund is to seek current income and long-term appreciation, while also seeking to protect principal during unfavorable market conditions.  The investment objective of the WBI Absolute Return Dividend Growth Fund is to seek long-term capital appreciation and current income.  The Funds commenced operations on December 29, 2010.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes:  It is the Funds’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders.  Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax year 2011, or expected to be taken in the Funds’ 2012 tax returns.  The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions, Income and Distributions:  Security transactions are accounted for on the trade date.  Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis.  Dividend income, income and capital gain distributions from underlying funds, and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

WBI Funds

NOTES TO FINANCIAL STATEMENTS at November 30, 2012, Continued

The Funds distribute substantially all net investment income, if any, and net realized capital gains, if any, quarterly.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differs from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of each Fund based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

D.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid-In
	Income/(Loss)	Gain/(Loss)	Capital
WBI Absolute
Return Balanced Fund	$478	$(157)	$(321)
WBI Absolute
Return Dividend Growth Fund	276	(276)	—

E.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period.  Actual results could differ from those estimates.

F.
Redemption Fees:  The Funds charge a 2.00% redemption fee to shareholders who redeem shares held for 60 days or less.  Such fees are retained by the Fund and accounted for as an addition to paid-in capital.  During the year ended November 30, 2012, the WBI Absolute Return

WBI Funds

NOTES TO FINANCIAL STATEMENTS at November 30, 2012, Continued

Balanced Fund – No Load Shares, and Institutional Shares retained $1,255 and $2,332, respectively, in redemption fees.  During the year ended November 30, 2012, the WBI Absolute Return Dividend Growth Fund – No Load Shares and Institutional Shares retained $2,108 and $1,304, respectively, in redemption fees.

G.
Events Subsequent to the Fiscal Year End:  In preparing the financial statements as of November 30, 2012, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – The Funds’ investments are carried at fair value.  Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available,

WBI Funds

NOTES TO FINANCIAL STATEMENTS at November 30, 2012, Continued

such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  Investments in open-end mutual funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Corporate Bonds – Corporate bonds, including listed issues, are valued at market on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  Most corporate bonds are categorized in level 2 of the fair value hierarchy.

Securities for which market quotations are not readily available or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees (“Board”).  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  Depending on the relative significance of the valuation inputs, these securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The Board has delegated day-to-day valuation issues to a Valuation Committee which is comprised of one or more trustees and representatives from U.S. Bancorp Fund Services, LLC, the Funds’ administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed and ratified by the Board.

Short-Term Securities – Short-term securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ securities as of November 30, 2012:

WBI Funds

NOTES TO FINANCIAL STATEMENTS at November 30, 2012, Continued

WBI Absolute Return Balanced Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Finance and Insurance	$2,739,688	$—	$—	$2,739,688
Management of Companies
and Enterprises	854,290	—	—	854,290
Manufacturing	1,346,413	—	—	1,346,413
Real Estate and Rental and
Leasing	625,090	—	—	625,090
Retail Trade	1,245,642	—	—	1,245,642
Total Common Stocks	6,811,123	—	—	6,811,123
Exchange-Traded Funds	15,646,670	—	—	15,646,670
Corporate Bonds
Accommodation and Food
Services	—	324,432	—	324,432
Construction	—	356,521	—	356,521
Finance and Insurance	—	3,680,367	—	3,680,367
Health Care and Social
Assistance	—	181,436	—	181,436
Information	—	1,705,000	—	1,705,000
Manufacturing	—	2,410,526	—	2,410,526
Mining, Quarrying, and Oil
and Gas Extraction	—	166,442	—	166,442
Retail Trade	—	156,719	—	156,719
Transportation and
Warehousing	—	178,117	—	178,117
Utilities	—	593,097	—	593,097
Total Corporate Bonds	—	9,752,657	—	9,752,657
Short-Term Investments	23,678,862	—	—	23,678,862
Total Investments
in Securities	$46,136,655	$9,752,657	$—	$55,889,312

WBI Funds

NOTES TO FINANCIAL STATEMENTS at November 30, 2012, Continued

WBI Absolute Return Dividend Growth Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Accommodation and Food
Services	$258,975	$—	$—	$258,975
Arts, Entertainment and
Recreation	711,319	—	—	711,319
Finance and Insurance	3,637,223	—	—	3,637,223
Information	564,998	—	—	564,998
Management of Companies
and Enterprises	928,492	—	—	928,492
Manufacturing	11,024,360	—	—	11,024,360
Mining, Quarrying, and Oil
and Gas Extraction	591,829	—	—	591,829
Professional, Scientific, and
Technical Services	263,648	—	—	263,648
Retail Trade	2,144,680	—	—	2,144,680
Transportation and
Warehousing	459,443	—	—	459,443
Wholesale Trade	840,626	—	—	840,626
Total Common Stocks	21,425,593	—	—	21,425,593
Exchange-Traded Funds	1,309,793	—	—	1,309,793
Short-Term Investments	5,517,181	—	—	5,517,181
Total Investments
in Securities	$28,252,567	$—	$—	$28,252,567

Refer to the Funds’ Schedule of Investments for a detailed break-out of securities by industry classification.  Transfers between levels are recognized at November 30, 2012, the end of the reporting period.  The Funds recognized no transfers to/from Level 1 or Level 2.  There were no Level 3 securities held in the Funds during the period ended November 30, 2012.

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods.  The guidance requires retrospective application for all comparative periods presented.  The Fund is currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

WBI Funds

NOTES TO FINANCIAL STATEMENTS at November 30, 2012, Continued

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER AGREEMENTS

For the year ended November 30, 2012, WBI Investments, Inc. (the “Advisor”) provided the Funds with investment management services under an Investment Advisory Agreement.  The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Funds.  As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of each Fund.  For the year ended November 30, 2012, the WBI Absolute Return Balanced Fund and the WBI Absolute Return Dividend Growth Fund incurred $282,785 and $262,478, respectively, in advisory fees.

The Funds are responsible for their own operating expenses.  For the year ended November 30, 2012, the Advisor agreed to reduce fees payable to it by the Funds and to pay the Funds’ operating expenses to the extent necessary to limit each Fund’s No Load Shares aggregate annual operating expenses to 2.00% of average daily net assets and each Fund’s Institutional Shares aggregate annual operating expenses to 1.75% of average daily net assets.  The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made.  Such reimbursement may not be paid prior to the Funds’ payment of current ordinary operating expenses.  For the year ended November 30, 2012, the Advisor reduced its fees and absorbed Fund expenses in the amount of $55,787 and $92,504 for the WBI Absolute Return Balanced Fund and the WBI Absolute Return Dividend Growth Fund, respectively.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions expire as follows:

WBI Absolute		WBI Absolute
Return Balanced		Return Dividend
Fund		Growth Fund
Year	Amount	Year	Amount
2014	$182,107	2014	$166,283
2015	55,787	2015	92,504
	$237,894		$258,787

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Funds’ Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.  U.S. Bancorp Fund Services, LLC also serves as the fund accountant and transfer agent to the Funds.  U.S. Bank N.A., an affiliate of U.S. Bancorp Fund Services, serves as the Funds’ custodian.

WBI Funds

NOTES TO FINANCIAL STATEMENTS at November 30, 2012, Continued

For the year ended November 30, 2012, the WBI Absolute Return Balanced Fund and the WBI Absolute Return Dividend Growth Fund incurred the following expenses for administration and fund accounting, transfer agency, chief compliance officer fees, and custody:

	WBI Absolute	WBI Absolute
	Return Balanced	Return Dividend
	Fund	Growth Fund
Administration and Fund Accounting	$96,543	$93,321
Transfer Agency (a)	42,785	45,612
Chief Compliance Officer	9,116	9,117
Custody	7,136	6,055

(a)	Does not include out-of-pocket expenses

At November 30, 2012, the Funds had payables due to USBFS for administration and fund accounting, transfer agency, Chief Compliance Officer fees and to U.S. Bank, N.A. for custody fees in the following amounts:

	WBI Absolute	WBI Absolute
	Return Balanced	Return Dividend
	Fund	Growth Fund
Administration and Fund Accounting	$15,965	$15,570
Transfer Agency (a)	7,103	7,697
Chief Compliance Officer	1,500	1,500
Custody	495	895

(a)	Does not include out-of-pocket expenses.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Funds are also employees of the Administrator.

NOTE 5 – DISTRIBUTION (12B-1) FEE

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) for the No Load Shares only.  The Plan permits the Funds to pay for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of each Fund’s No Load Shares.  The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the

WBI Funds

NOTES TO FINANCIAL STATEMENTS at November 30, 2012, Continued

year ended November 30, 2012, the WBI Absolute Return Balanced Fund No Load Shares and the WBI Absolute Return Dividend Growth Fund No Load Shares paid the Distributor $26,696 and $24,176, respectively.

NOTE 6 – SHAREHOLDER SERVICING FEE

The Funds have entered into a Shareholder Servicing Agreement (the “Agreement”) with the Advisor, under which the No Load Shares and Institutional Shares may pay servicing fees at an annual rate of 0.40% of the average daily net assets of each class.  Effective May 1, 2012, the Funds’ investment adviser, WBI Investments, Inc., has determined to voluntarily reduce each Fund’s shareholder servicing plan fee accrual from 0.40% of each Fund’s average daily net assets to 0.00% of each Fund’s average daily net assets.  The decrease to the shareholder servicing plan fee accrual is for a temporary period and notification will be provided to shareholders in advance of any future increase.  Payments to the Advisor under the Agreement may reimburse the Advisor for payments it makes to selected brokers, dealers and administrators which have entered into Service Agreements with the Advisor for services provided to shareholders of the Funds.  The services provided by such intermediaries are primarily designed to assist shareholders of the Funds and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Funds in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Funds and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Funds, and providing such other personal services to shareholders as the Funds may reasonably request.  For the year ended November 30, 2012, the WBI Absolute Return Balanced Fund No Load Shares and Institutional Shares incurred shareholder servicing fees of $10,458 and $16,008, respectively, under the Agreement.  For the year ended November 30, 2012, the WBI Absolute Return Dividend Growth No Load Shares incurred shareholder servicing fees of $11,972 under the Agreement.

NOTE 7 – PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2012, the cost of purchases and the proceeds from sales of securities, excluding short-term securities for the WBI Absolute Return Balanced Fund, were $65,413,757 and $44,359,880, respectively.

For the year ended November 30, 2012, the cost of purchases and the proceeds from sales of securities, excluding short-term securities for the WBI Absolute Return Dividend Growth Fund, were $58,094,807 and $56,226,872, respectively.

WBI Funds

NOTES TO FINANCIAL STATEMENTS at November 30, 2012, Continued

NOTE 8 – LINES OF CREDIT

The WBI Absolute Return Balanced Fund and the WBI Absolute Return Dividend Growth Fund had lines of credit in the amount of $1,600,000 and $2,800,000, respectively.  These lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Funds’ custodian, U.S. Bank N.A.  During the year ended November 30, 2012, the WBI Absolute Return Balanced Fund did not draw upon its line of credit.  During the year ended November 30, 2012, the WBI Absolute Return Dividend Growth Fund drew upon its line of credit.  The Dividend Growth Fund had an outstanding average day balance of $26,406, a weighted average interest rate of 3.25% and paid $870 in interest.  The maximum amount outstanding for the Dividend Growth Fund during the year ended November 30, 2012 was $2,800,0000.  At November 30, 2012, the Funds had no outstanding loan amounts.

NOTE 9 – SIGNIFICANT OWNERSHIP CONCENTRATION

At November 30, 2012, the WBI Absolute Return Balanced Fund and the WBI Absolute Return Dividend Growth Fund invested 43.51% and 21.04%, respectively, of their total net assets in the Invesco STIT-Treasury Portfolio – Institutional Class. Although it’s not the Funds’ intent under their principal investment strategy to invest such a significant amount of its net assets in money market mutual funds, they may do so until the Funds’ advisor is able to invest in securities that present investment opportunities in line with the long-term strategy of the Funds.

The Invesco STIT-Treasury Portfolio – Institutional Class’ investment objective is to provide current income consistent with the preservation of capital and liquidity.

NOTE 10 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The distributions paid by the Fund during the years ended November 30, 2012, and November 30, 2011, were characterized as follows:

	WBI Absolute		WBI Absolute
	Return Balanced		Return Dividend
	Fund		Growth Fund
	Nov. 30,	Nov. 30,	Nov. 30,	Nov. 30,
	2012	2011	2012	2011
Ordinary income	$227,654	$—	$216,076	$—

Ordinary income distributions may include dividends paid from short-term capital gains.

WBI Funds

NOTES TO FINANCIAL STATEMENTS at November 30, 2012, Continued

As of November 30, 2012, the components of accumulated earnings/(losses) were as follows:

	WBI Absolute	WBI Absolute
	Return Balanced	Return Dividend
	Fund	Growth Fund
Cost of investments (a)	$54,965,757	$26,504,915
Gross tax unrealized appreciation	$1,030,067	$1,812,293
Gross tax unrealized depreciation	(106,512)	(64,641)
Net tax unrealized appreciation	923,555	1,747,652
Undistributed ordinary income	455,452	60,018
Undistributed long-term capital gain	54,500	—
Total distributable earnings	509,952	60,018
Other accumulated gains/(losses)	—	(1,012,936)
Total accumulated earnings/(losses)	$1,433,507	$794,734

(a)	The difference between book-basis and tax basis net unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

At November 30, 2012, the Fund had capital loss carryforwards as follows:

Short-Term
Capital Loss Carryover
WBI Absolute Return Balanced Fund	$—
WBI Absolute Return Dividend Growth Fund	1,012,936

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses.  Under the law in effect prior to the Act, preenactment net capital losses were carried forward for eight years and treated as short-term losses.  As a transition rule, the Act requires that postenactment net capital losses be used before pre-enactment net capital losses.

WBI Absolute Return Balanced Fund utilized $587,119 of short-term capital loss carryforward and WBI Absolute Return Dividend Growth Fund utilized $2,694,108 of short-term capital loss carryforward.

WBI Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of WBI Funds

We have audited the accompanying statements of assets and liabilities of the WBI Absolute Return Balanced Fund and WBI Absolute Return Dividend Growth Fund, each a series of Advisors Series Trust (the “Trust”), including the schedules of investments, as of November 30, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets, and the financial highlights for the year then ended and for the period December 29, 2010 (commencement of operations) through November 30, 2011.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of November 30, 2012 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the WBI Absolute Return Balanced Fund and the WBI Absolute return Dividend Growth Fund as of November 30, 2012, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for the year then ended and for the period December 29, 2010 (commencement of operations) through November 30, 2011, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
January 29, 2013

WBI Funds

NOTICE TO SHAREHOLDERS at November 30, 2012 (Unaudited)

For the year ended November 30, 2012, the WBI Absolute Return Balanced Fund designated $227,654 and the WBI Absolute Return Dividend Growth Fund designated $216,076 as ordinary income for purposes of the dividends paid deduction.

For the year ended November 30, 2012, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from net investment income designated as qualified dividend income for the WBI Absolute Return Balanced Fund and the WBI Absolute Return Dividend Growth Fund was 53.50% and 100%, respectively.

For corporate shareholders in the WBI Absolute Return Balanced Fund and the WBI Absolute Return Dividend Growth Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended November 30, 2012 was 50.02% and 100%, respectively.

The percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue Sections 871(k)(1)(C) for the WBI Absolute Return Balanced Fund and the WBI Absolute Return Dividend Growth Fund is 0% and 0%, respectively.

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-WBI-FUND (1-855-924-3863) or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period ended June 30

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-WBI-FUND (1-855-924-3863).  Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Funds’ Form N-Q is also available, upon request, by calling 1-855-WBI-FUND (1-855-924-3863).

WBI Funds

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Funds.  Officers elected by the Trustees manage the day-to-day operation of the Funds and execute policies formulated by the Trustees.

		Term of		Number of
		Office		Portfolios	Other
	Position	and	Principal	in Fund	Directorships
	Held	Length	Occupation	Complex	Held During
Name, Address	with the	of Time	During Past	Overseen by	Past Five
and Age	Trust	Served	Five Years	Trustee(2)	Years

Independent Trustees(1)

Donald E. O’Connor	Trustee	Indefinite	Retired; former	2	Trustee,
(age 76)		term	Financial Consultant		Advisors Series
615 E. Michigan Street		since	and former Executive		Trust (for series
Milwaukee, WI 53202		February	Vice President and Chief		not affiliated
		1997.	Operating Officer of		with the Funds);
			ICI Mutual Insurance		Trustee, The
			Company (until		Forward Funds
			January 1997).		(35 portfolios).

George J. Rebhan	Trustee	Indefinite	Retired; formerly	2	Trustee,
(age 78)		term	President, Hotchkis		Advisors Series
615 E. Michigan Street		since	and Wiley Funds		Trust (for series
Milwaukee, WI 53202		May	(mutual funds)		not affiliated
		2002.	(1985 to 1993).		with the Funds);
Independent
Trustee from
1999 to 2009,
E*TRADE
Funds.

George T. Wofford	Trustee	Indefinite	Retired; formerly	2	Trustee,
(age 73)		term	Senior Vice President,		Advisors Series
615 E. Michigan Street		since	Federal Home Loan		Trust (for series
Milwaukee, WI 53202		February	Bank of San Francisco.		not affiliated
		1997.			with the Funds).

Interested Trustee
Joe D. Redwine(3)	Interested	Indefinite	President, CEO,	2	Trustee,
(age 65)	Trustee	term	U.S. Bancorp Fund		Advisors Series
615 E. Michigan Street		since	Services, LLC (May		Trust (for series
Milwaukee, WI 53202		September	1991 to present).		not affiliated
		2008.			with the Funds).

WBI Funds

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of
Office
	Position	and	Principal
	Held	Length	Occupation
Name, Address	with the	of Time	During Past
and Age	Trust	Served	Five Years
Officers
Joe D. Redwine	Chairman	Indefinite	President, CEO, U.S. Bancorp Fund Services, LLC
(age 65)	and	term	(May 1991 to present).
615 E. Michigan Street	Chief	since
Milwaukee, WI 53202	Executive	September
	Officer	2007.

Douglas G. Hess	President	Indefinite	Senior Vice President, Compliance and
(age 45)	and	term	Administration, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street	Principal	since	(March 1997 to present).
Milwaukee, WI 53202	Executive	June
	Officer	2003.

Cheryl L. King	Treasurer	Indefinite	Vice President, Compliance and Administration,
(age 51)	and	term	U.S. Bancorp Fund Services, LLC (October 1998
615 E. Michigan Street	Principal	since	to present).
Milwaukee, WI 53202	Financial	December
	Officer	2007.

Michael L. Ceccato	Vice	Indefinite	Senior Vice President, U.S. Bancorp Fund
(age 55)	President,	term	Services, LLC (February 2008 to present); General
615 E. Michigan Street	Chief	since	Counsel/Controller, Steinhafels, Inc. (September
Milwaukee, WI 53202	Compli-	September	1995 to February 2008).
	ance	2009.
Officer
and AML
Officer

Jeanine M. Bajczyk,	Secretary	Indefinite	Senior Vice President and Counsel, U.S. Bancorp
Esq.		term	Fund Services, LLC (May 2006 to present); Senior
(age 47)		since	Counsel, Wells Fargo Funds Management, LLC
615 E. Michigan Street		June	(May 2005 to May 2006); Senior Counsel, Strong
Milwaukee, WI 53202		2007.	Financial Corporation (January 2002 to April 2005).

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-855-924-3863.

WBI Funds

HOUSEHOLDING

In an effort to decrease costs, the Transfer Agent intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statement and other similar documents you receive by sending only one copy of each to those addresses shared by two or more  accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-WBI-FUND (1-855-924-3863) to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

WBI Funds

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

●	Information we receive about you on applications or other forms;

●	Information you give us orally; and/or

●	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

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Investment Advisor
WBI Investments, Inc.
34 Sycamore Avenue, Suite 1-E
Little Silver, NJ 07739

Independent Registered Public Accounting Firm
Tait, Weller & Baker, LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, NY 10022-3205

Custodian
U.S. Bank National Association
Custody Operations
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 2nd Floor
Milwaukee, WI 53202
1-855-WBI-FUND (1-855-924-3863)

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

This report is intended for the shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.  To obtain a free prospectus, please call 1-855-924-3863.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the Registrant believes that the business experience and financial literacy provided by each member of the audit committee collectively offers the Registrant adequate oversight given the Registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2012	FYE 11/30/2011
Audit Fees	$32,000	$27,000
Audit-Related Fees	N/A	N/A
Tax Fees	$6,000	$5,800
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2012	FYE 11/30/2011
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2012	FYE 11/30/2011
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*/s/ Douglas G. Hess
            Douglas G. Hess, President

Date 2/1/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*/s/ Douglas G. Hess
            Douglas G. Hess, President
Date 2/1/13

By (Signature and Title)* /s/ Cheryl L. King
 Cheryl L. King, Treasurer

Date 2/1/13

* Print the name and title of each signing officer under his or her signature